UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2020

Shepherd’s Finance, LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-224557

Delaware	36-4608739
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258

(Address of principal executive offices, including zip code)

(302) 752-2688

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On August 27, 2020, Shepherd’s Finance, LLC (the “Registrant”) issued a press release discussing the Registrant’s financial results for the six months ended June 30, 2020. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Shepherd’s Finance, LLC Press Release, dated August 27, 2020

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shepherd’s Finance, LLC

Date: August 27, 2020	By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Chief Executive Officer and Manager